EXHIBIT 10.153
AMENDMENT NO. 4 TO
THE TERM LOAN, GUARANTEE AND SECURITY AGREEMENT

This AMENDMENT NO. 4, dated as of March 28, 2013 (this “Amendment”) to the Term Loan, Guarantee and Security Agreement dated as of October 6, 2011 as amended by the Amended & Restated Consent, Waiver & Amendment Agreement dated as of November 1, 2011, Amendment No.1 thereto dated as of June 22, 2012, Amendment No. 2 thereto dated as of August 9, 2012 and Amendment No. 3 dated February 12, 2013 (as so amended, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) is agreed among NTS, INC. (f/k/a Xfone, Inc.), a Nevada corporation, XFONE USA, INC., a Mississippi corporation, NTS COMMUNICATIONS, INC., a Texas corporation, GULF COAST UTILITIES, INC., a Mississippi corporation, EXPETEL COMMUNICATIONS, INC., a Mississippi corporation, NTS CONSTRUCTION COMPANY, a Texas corporation, GAREY M. WALLACE COMPANY, INC., a Texas corporation, MIDCOM OF ARIZONA, INC., an Arizona corporation, COMMUNICATIONS BROKERS, INC., a Texas corporation, and NTS MANAGEMENT COMPANY, LLC, a Texas limited liability company (collectively referred to herein as the “Borrower”), the other Credit Parties signatory thereto, and ICON AGENT, LLC, a Delaware limited liability company, as agent (in such capacity, “Agent”) for the several financial institutions from time to time party to the Credit Agreement (each herein referred to as a “Lender” and collectively, the “Lenders”).

W i t n e s s e t h :

Now, Therefore, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the Borrower, the Agent and the Lenders agree, in accordance with the Existing Credit Agreement, to amend the Existing Credit Agreement to the extent provided for under Section 2 hereof.

Accordingly, the Borrower, the other Credit Parties, the Lenders and Agent each hereby agree as follows:

1.  Defined Terms.  All capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Existing Credit Agreement.

2.  Amendments

A. Schedule A to the Existing Credit Agreement is hereby amended by:

    (i)  inserting the following new defined terms in the appropriate alphabetical order:

 “RB3” means RB3, LLC and any third-party assignee of its right, title or interest in the Indebtedness owing to it as permitted by Section 5.1(h) of the Existing Credit Agreement including, but not limited to, TS Communications, Inc., HBK MFH II Corporation, and Atalaya Funding, LLC.

“Reach Broadband” means RB3 and Arklaoktex, LLC

1. Representations and Warranties.  Each Credit Party represents and warrants that:

(i) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date,  in which case each Credit Party represents and warrants that such representations and warranties are true and correct in all material respects as of such earlier date); and

(ii) after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing on and as of the date hereof.

4. Loan Document.  This Amendment is designated a Loan Document by Agent.

5. Full Force and Effect.  Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall continue unmodified and in full force and effect in accordance with the provisions thereof on the date hereof and each Credit Party reaffirms all of its obligations under the Credit Agreement and the other Loan Documents after giving effect to this Amendment.  This Amendment shall be limited precisely as drafted and shall not imply an obligation on the Agent or any Lender to consent to any matter on any future occasion. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Credit Agreement as amended by this Amendment.

6. CHOICE OF LAW.  THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

7. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

8. Headings.  The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

IN WITNESS WHEREOF, this Amendment No. 4 to the Loan, Guarantee and Security Agreement has been duly executed as of the date first written above.

NTS, INC. (f/k/a/ Xfone, Inc.), as a Guarantor and Grantor	NTS CONSTRUCTION COMPANY, as Borrower and Grantor

By:	By:
Name:	Name:
Title:	Title:

XFONE USA, INC., as Borrower and Grantor	GAREY M. WALLACE COMPANY, INC., as Borrower and Grantor

By:	By:
Name:	Name:
Title:	Title:

NTS COMMUNICATIONS, INC., as Borrower and Grantor	MIDCOM OF ARIZONA, INC., as Borrower and Grantor

By:	By:
Name:	Name:
Title:	Title:

GULF COAST UTILITIES, INC., as Borrower and Grantor	COMMUNICATIONS BROKERS, INC., as Borrower and Grantor

By:	By:
Name:	Name:
Title:	Title:

EXPETEL COMMUNICATIONS, INC., as Borrower and Grantor	NTS TELEPHONE COMPANY, LLC, as Government Funded SPE and Credit Party

By:	By:
Name:	Name:
Title:	Title:

PRIDE NETWORK, INC., as Government Funded SPE and Credit Party	N.T.S. MANAGEMENT COMPANY, L.L.C., as Borrower and Grantor

By:	By:
Name:	Name:
Title:	Title:

ICON AGENT, LLC, as Agent for the Lenders

By: IEMC LLC, its Manager

By:
Name:
Title:

ICON ECI PARTNERS, L.P., as a Lender

By: ICON ECI GP, LLC, its General Partner

By:
Name:
Title:

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P., as a Lender

By: ICON GP 14, LLC, its General Partner

By:
Name:
Title:

ICON ECI FUND FIFTEEN, L.P., as a Lender

By: ICON GP 15, LLC, its General Partner

By:
Name:
Title:

Hardwood Partners, LLC, as a Lender

By:
Name:
Title:

ICON Leasing Fund Eleven, LLC, as a Lender

By: ICON Capital LLC, its Manager

By:
Name:
Title:

ICON Leasing Fund Twelve, LLC, as a Lender

By: ICON Capital LLC, its Manager

By:
Name:
Title: